SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                               _______________

                                  FORM 8-K/A

                       PURSUANT TO SECTION 13 OR 15(d)
                                    OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________

      Date of Report (date of earliest event reported):  March 19, 2002
                               _______________

                       TESSA COMPLETE HEALTH CARE, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                     0-21099                 58-0975098
 ----------------------------   ------------------------     ----------------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                35 Fulford Ave., Suite 101, Bel Air, MD 21014
                   (Address of principal executive offices)


                 (410) 893-0134 / (410) 893-6373 (Facsimile)
     (Registrant's telephone and facsimile numbers, including area code)


  ________________________________________________________________________

  ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

       Not Applicable.


  ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       Not Applicable.


  ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

       Not Applicable.


  ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       The Company's past auditor of record, Horton & Company, LLC, (hereinafter "Horton") has recently been acquired by the accounting firm of Citrin Cooperman & Company, LLP (hereinafter "Citrin"). On March 19, 2002, the Company was notified by Citrin Cooperman & Company, LLP that it is in the process of eliminating the firm's auditing of publicly traded firms and in connection therewith, was withdrawing as the auditor of the Company.

       To replace the accounting firm of Citrin Cooperman & Company, LLP, on March 21, 2002, the Company's Board of Directors, and in connection with their annual review of independent accounting firms, have approved the election to retain the independent public accounting firm of Timothy L. Steers, CPA, LLC. The firm of Timothy L. Steers, CPA, LLC is to immediately commence the audit of the Company's financial statements for the fiscal year ended December 31, 2001.

       The former auditor's reports on the Company's financial statements during either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the former auditors' reports with respect to the consolidated balance sheets of the Company as of December 31, 2000 and 1999 and the related consolidated statements of operations, stockholders' deficit and cash flows for the two years then ended contained a going concern explanatory paragraph.

       During Tessa's two most recent fiscal years and through the date of this Form 8-K/A, there were no disagreements with Horton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Horton's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Tessa's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

       Tessa has provided Citrin with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Citrin's letter, dated April 5, 2002, stating its agreement with such statements.

       During Tessa's two most recent fiscal years and through the date of this Form 8-K/A, Tessa did not consult Timothy L. Steers, CPA, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tessa's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


  ITEM 5.   OTHER EVENTS

      Not Applicable.


  ITEM 6.   CHANGE OF REGISTRANT'S DIRECTORS AND MANAGEMENT

       Not Applicable.


  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.  Not Applicable.

       (b)  Pro Forma Financial Statements.  Not Applicable.

       (c)  Exhibits.


        Exhibit Number            Description
        --------------            -----------
            16.1 Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission dated April 5, 2002


  ITEM 8.   CHANGE IN FISCAL YEAR.

       Not Applicable.


  SIGNATURES

       Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TESSA COMPLETE HEALTH CARE, INC.

  Date:  April 5, 2002          By:  /s/ Brian Regan, DC
                                --------------------------------
                                Brian Regan, DC, President & CEO